Exhibit 10.8c

Charter Communications VII, LLC
CCO Holdings, LLC
12405 Powerscourt Drive
St. Louis, Missouri 63131-3674

November 14, 2003

Vulcan Inc.
505 Union Station
505 Fifth Avenue South
Suite 900
Seattle, Washington 98104

Re: Notice of Termination of Commitment

Ladies and Gentlemen:

This Notice is being delivered pursuant to the provision captioned “Call Protection; Optional Prepayment” of the Term Sheet (the “Term Sheet”), attached as Exhibit A to the commitment letter dated as of April 14, 2003, as amended June 30, 2003 (as so amended, the “Commitment Letter”), by and among Vulcan, Inc., Charter Communications VII, LLC and CCO Holdings, LLC. Terms defined in the Term Sheet and used without other definition herein shall have the respective meanings herein assigned to such terms in the Term Sheet.

We hereby notify you that, since no Loans or Letters of Credit are outstanding, we are terminating the Commitment and the Facility in accordance with the terms thereof, effective as of the date hereof.

Very truly yours,

CHARTER COMMUNICATIONS VII, LLC

By:	/s/ Curt Shaw

Its:

CCO HOLDINGS, LLC

By:	/s/ Curt Shaw

Its: